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                                                                Exhibit 10.46

                             ENGINE LEASE SUPPLEMENT

     ENGINE LEASE SUPPLEMENT NO. 1, dated December 19, 2001 between AVIATION FINANCIAL SERVICES, INC., a corporation organized under the laws of the State of Delaware ("Lessor"), and CHAUTAUQUA AIRLINES, INC., a corporation organized under the laws of the State of New York ("Lessee").

     Lessor and Lessee have previously entered into that certain Engine Lease Agreement dated as of December 18, 2001, including the Common Terms Agreement as defined therein (collectively, herein referred to as the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of an Engine Lease Supplement substantially in the form hereof for the purpose of leasing the engines described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

     The Lease and this Engine Lease Supplement relate to the Engines and Parts as more precisely described below and in the Certificate of Acceptance. A counterpart of the Lease is attached hereto and this Engine Lease Supplement and the Agreement shall form one document.

     In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts, acknowledges receipt of possession and leases from Lessor under the Lease, those certain AE3007A1P aircraft Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in the Annex hereto, together with the Engine Documents described in the Lease (each a "Delivered Engine").

2. The Delivery Date of each Delivered Engine is the date of this Engine Lease Supplement set forth in the opening paragraph hereof.

3. The Term for each Delivered Engine shall commence on the Delivery Date and shall end on the Expiry Date, which shall be December 19, 2016.

4. The amount of Rent for each Delivered Engine is set forth in Schedule B to the Engine Lease Agreement.

5. Lessee hereby confirms to Lessor that (i) each Delivered Engine have been duly marked in accordance with the terms of Section 8.6(a) of the Common Terms Agreement, (ii) each Delivered Engine is insured as required by the Lease, (iii) the representations and warranties of Lessee referred to in Section 2.1 of the Common Terms Agreement are hereby repeated with effect as of the date first above written, (iv) having inspected each Delivered Engine, Lessee acknowledges that each Delivered Engine satisfies all conditions required for Lessee's acceptance of delivery as set forth in the Lease or as otherwise expressly set forth in the Certificate of Acceptance, and (v) the execution and delivery of this Engine Lease Supplement

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signifies absolute and irrevocable acceptance by Lessee of each Delivered Engine for all purposes hereof and of the Lease.

6. All of the terms and provisions of the Lease are hereby incorporated by reference in this Engine Lease Supplement to the same extent as if fully set forth herein.

7. This Engine Lease Supplement may be executed in any number of counterparts; each of such counterparts, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Engine Lease Supplement.

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     IN WITNESS WHEREOF, Lessor and Lessee have caused this Engine Lease
Supplement No. 1 to be duly executed as of the day and year first above written.

LESSOR,                                       LESSEE,

AVIATION FINANCIAL                            CHAUTAUQUA AIRLINES, INC.
SERVICES, INC.

By:   /s/ Charles H. Meyer                    By:      /s/ Robert H. Cooper
   ------------------------------                -------------------------------

Name:     Charles H. Meyer                    Name:        Robert H. Cooper
     ----------------------------                  -----------------------------

Title:   Vice President                       Title:     Vice President
      ---------------------------                   ----------------------------

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                                                                           ANNEX

                              DESCRIPTION OF ENGINE

Manufacturer                     Manufacturer's Model         Manufacturer's
                                                              Serial No.
--------------------------------------------------------------------------------
Rolls Royce                      AE 3007A1P                   CAE 312071

Rolls Royce                      AE 3007A1P                   CAE 312096

Rolls Royce                      AE 3007A1P                   CAE 311434

Rolls Royce                      AE 3007A1P                   CAE 311206

Rolls Royce                      AE 3007A1P                   CAE 311635

Rolls Royce                      AE 3007A1P                   CAE 311794

Rolls Royce                      AE 3007A1P                   CAE 311908

Each Engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.